UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

ZENDESK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

989 Market Street

San Francisco, California 94103

(Address of principal executive offices)

(Zip Code)

(415) 418-7506

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 24, 2022, effective as of 5:00 p.m., Eastern Time, JANA Strategic Investments Benchmark Master Fund, L.P., a Cayman Islands exempted limited partnership (“JANA”), withdrew its nomination notice (the “Nomination Notice”) in connection with the 2022 annual meeting of stockholders (the “Annual Meeting”) of Zendesk, Inc., a Delaware corporation (the “Company”). The Nomination Notice was submitted to the Company on February 16, 2022 and set forth JANA’s intention to nominate four persons for election to the Board of Directors of the Company at the Annual Meeting.

No other nomination notices in connection with the Annual Meeting were received by the Company by the deadline set forth in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 9, 2022. Accordingly, the Annual Meeting will not constitute a contested election.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENDESK, INC.
(Registrant)

Date: June 24, 2022	By:	/s/ Shelagh Glaser
Shelagh Glaser
Chief Financial Officer
(Principal Financial Officer)